SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange act 1934

April 20, 2005
(Date of report/date of earliest event reported)

CONSUMERS BANCORP, INC.

(Exact name of registrant as specified in its charter)

OHIO	033-79130	34-1771400
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

614 East Lincoln Way
P.O. Box 256
Minerva, Ohio 44657
(Address of principal executive offices)

(330) 868-7701
(Issuer’s telephone number)

N/A
(Former name of former address, if changes since last report)

Item 2.02 Results of Operations and Financial Condition
Item 7.01 Regulation FD Disclosure

On April 20, 2005, Consumers Bancorp, Inc. issued a press release announcing a new branch location in Malvern, Ohio and reporting its results for the third quarter and nine months ended March 31, 2005. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits

c. Exhibit 99.1 Press Release dated April 20, 2005

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Consumers Bancorp Inc.
Date: April 20, 2005	/s/ Steven L. Muckley
Steven L. Muckley, President, Chief Executive Officer & Acting Chief Financial Officer